UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 22, 2014

Date of Report (Date of earliest event reported)

MTR Gaming Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20508	84-1103135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

State Route 2 South, P.O. Box 356, Chester, West Virginia	26034
(Address of principal executive offices)	(Zip Code)

(304) 387-8000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01                                           Other Events.

In connection with the previously disclosed agreement and plan of merger among MTR Gaming Group, Inc. (the “Company”), Eldorado HoldCo LLC (“Eldorado”) and certain of their respective affiliates (the “Merger Agreement”), on May 22, 2014, Eclair Holdings Company (“NewCo”) filed Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-192086) (the “Amendment”) with the Securities and Exchange Commission (the “SEC”).  The Amendment includes a preliminary Proxy Statement of the Company and a preliminary Prospectus of NewCo, as well as other relevant documents concerning the proposed transaction.  The Registration Statement has not yet become effective, and the information in it is subject to change.  The Registration Statement is available at www.sec.gov (under “Eclair Holdings Co”).

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any stockholder of the Company.  In connection with the Merger Agreement, NewCo filed with the SEC, on May 22, 2014, the Amendment, that includes a preliminary Proxy Statement of the Company and a preliminary Prospectus of NewCo (together with the Proxy Statement, as amended, the “Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ELDORADO, NEWCO AND THE PROPOSED TRANSACTION.  The Amendment, including the Proxy Statement/Prospectus, and other relevant materials (when they become available), and any other documents filed by the Company, Eldorado or NewCo with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to “Investor Relations,” MTR Gaming Group, Inc., Route 2, P.O. Box 356, Chester, West Virginia  26034 in the case of the Company, or by accessing the Company’s website at www.mtrgaming.com under the heading “About” and then “Investor Relations” and then under “SEC Filings.”

PARTICIPANTS IN THE SOLICITATION

The Company, Eldorado, and NewCo and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the proposed transaction.  Information about the Company’s directors and executive officers is available in Amendment No. 1 to the Company’s Annual Report on Form 10-K/A, filed on April 30, 2014.  Other information regarding the participants and other persons who may be deemed participants and description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement/Prospectus.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the combination between the Company and Eldorado.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTR GAMING GROUP, INC.

Dated: May 22, 2014

	By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Executive Vice President and
Chief Financial Officer